EXHIBIT 99.9

SECOND QUARTER 2004 FIXED INCOME PRESENTATION July 20, 2004

Earnings Per Share Net Income $ 0.57 $0.35 $ 1.51 $ 0.84 Continuing Ops. -- Excl. Special Items 0.61 0.39 1.57 0.90 After-Tax Profits (Mils.) Net Income $1,165 $ 748 $3,117 $1,804 Continuing Ops. -- Excl. Special Items 1,253 827 3,236 1,909 Memo: Tax Rate 20% 15 Pts. 26% 1 Pt. Pre-Tax Profits (Mils.) Incl. Special Items $1,502 $ 784 $4,391 $2,333 Excl. Special Items 1,642 924 4,543 2,485 Revenue (Bils.) Total Sales and Revenue $ 42.8 $ 2.2 $ 87.5 $ 6.1 Automotive Sales 36.7 2.6 75.5 7.2 Vehicle Unit Sales (000) 1,748 30 3,533 109 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $ 26.8 $ (1.9) $ 26.8 $ (1.9) Net of Senior Debt 13.1 (1.1) 13.1 (1.1) Operating-Related Cash Flow*** 0.1 (0.7) 2.4 0.6 SECOND QUARTER AND FIRST HALF RESULTS 2004 B / (W) 2003 Second Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See appendix for calculation and reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see appendix for calculation and reconciliation to GAAP 2004 B / (W) 2003 First Half

2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. 17.0 million units 16.9 17.0 -- Europe 16.9 million units 17.3 17.2 Operational Metrics Quality Improve in all regions On track On track Market Share Flat or improve in all regions Mixed Mixed Automotive Cost Performance* Improve by at least $0.5 billion $0.6 billion Better Capital Spending $7 billion $2.6 billion Lower Operating-Related Cash Flow** $1.2 billion positive $2.4 billion On track * At constant volume, mix, and exchange; excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see appendix for calculation and reconciliation to GAAP Full Year Outlook Base 2004 Milestone First Half

2004 FINANCIAL MILESTONES Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 On track / Better South America (0.1) - 0 On track Europe / P.A.G. Europe (0.2) - (0.1) On track / Better P.A.G. 0.5 - 0.6 Worse Asia Pacific and Africa / Mazda 0 - 0.1 On track Total Automotive $ 0.9 - $1.1 On track Financial Services 2.6 - 2.7 Better Total Company $ 3.5 - $3.8 Better * Excluding special items Milestone* (Bils.) Full Year Outlook

FORD CREDIT RESULTS AND METRICS -- SECOND QUARTER Receivables (Bils.) On-Balance Sheet $133 $129 Securitized Off-Balance Sheet 56 46 Managed $189 $175 Credit Losses (Mils.) On-Balance Sheet $451 $332 Managed 623 446 Loss-to-Receivables Ratio On-Balance Sheet 1.50% 1.07 % Managed - U.S. Retail and Lease 1.72 1.16 - Worldwide Total 1.32 1.02 Allow. for Credit Losses Worldwide Amount (Bils.) $3.2 $2.7 Pct. Of EOP Receivables 2.43% 2.05 % Leverage (To 1)** Financial Statement 11.3 11.4 Managed 12.9 12.7 Dividend (Mils.) $900 $1,000 2003 2004 Key Metrics Net Income (Mils.) $401 $897 ROE 12.3% 29.5% 2003 2004 East 661 1422 4Q 594 839 Pre-Tax Profits (Mils.) 2nd Qtr. 2003 2nd Qtr. 2004 $661 $1,422 Second Quarter * Includes credit losses on reacquired receivables; 1.44% in 2003 and 1.03% in 2004 excluding credit losses on reacquired receivables ** See Appendix for calculation, definitions and reconciliation * Explanation of Improvement Credit Loss Performance $466 Lease Residual Performance 193 Other Financing Margin 144 Income from Sales of Receivables (91) Other 49 Total Improvement $761

Q2 Q3 Q4 Q104 Q204 Worldwide Managed 0.0132 0.0145 0.0185 0.011 0.0091 Worldwide Owned 0.015 0.0152 0.0204 0.0111 0.0097 Managed Reserves as Pct. Of EOP Receivables Q2 Q3 Q4 Q104 Q204 Ford Credit U.S. Managed LTR 0.0172 0.0186 0.0215 0.0151 0.0116 Ford Credit U.S. Owned 0.0196 0.0191 0.0218 0.0149 0.0121 Managed Reserves as Pct. Of EOP Receivables CREDIT LOSS METRICS Managed Q2 Q3 Q4 Q104 Q204 Owned 451 466 634 335 332 Securitized 172 202 202 158 114 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet $623 $668 Q2 Q3 Q4 Q1 2004 Q2 Q2 Q3 Q4 Q1 2004 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet* Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet* Q2 2003 2003 $836 * Includes credit losses on reacquired receivables; see appendix for ratios excluding losses on reacquired receivables **Acceleration of charge-offs on non-U.S. delinquent accounts to 120 days Q2 Q3 Q4 Q1 Q2 $493 $446 ** $106 2004 2003 1.07% 1.21% 1.16% $332

Q2 Q3 Q4 Q104 Q204 Worldwide Owned 45 51 53 46 37 Q2 Q3 Q4 Q104 Q204 Worldwide Owned 2.91 3.44 3.68 3.24 2.72 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE* Q2 Q3 Q4 1Q04 2Q04 NON-BANKRUPT 0.0033 0.0038 0.0027 0.0021 0.0015 Over-60-Day Delinquencies Repossessions (000) Q2 Q3 Q4 Q104 Q204 Worldwide Owned 7500 7200 7300 6750 6450 Q2 Q3 Q4 Q1 Loss Severity Q2 Q1 Q2 Q3 Q4 2004 Q2 2.91% 3.44% 3.68% 3.24% 2.72% Memo: New Bankruptcy Filings (000) 30 27 23 23 23 * On a serviced basis Q2 Q3 Q4 Q1 Q2 2003 Repo. Ratio 2004 2003 2004 2003

Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 RR 24-Month 0.76 0.72 0.68 0.65 0.58 RR 36-Month 0.72 0.69 0.66 0.66 0.59 LEASE RESIDUAL PERFORMANCE Auction values in the Second Quarter were up $820 for 24-month leases and $800 for 36-month leases from a year ago, reflecting improved used vehicle market conditions. They were up $270 and $210 from the First Quarter, respectively. In the Second Quarter, the 24-month and 36-month lease return rates were lower than a year ago by 18 percentage points and 13 percentage points respectively, reflecting the improved auction values, lower lease-end values and lower termination volumes. Our worldwide investment in operating leases was down $5 billion (19%) from a year ago, reducing future residual exposure. Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 AV 24-Month 13550 13930 13550 14100 14370 AV 36-Month 10960 11240 10950 11550 11760 Ford Credit U.S. Auction Values (At Q2 2004 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q1 Q2 Q2 Q3 Q4 36-Month 24-Month Memo: WW Net Investment in Operating Leases (in billions) $26.6 $24.5 $23.2 $22.0 $21.6 Q1 Q2 Q2 Q3 Q4 2004 2003 2004 2003

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating BBB (high) Stable R-1 (low) Service Fitch Ratings BBB+ Stable F2 Moody's Investors Service Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB- Stable A-3

SHUTDOWN WORKING CAPITAL -- FINANCING COMPLETED Vacation and holiday production shutdowns occur during the summer and at year end During these periods, wholesale revenues are not generated In the past, cash reserves funded disbursements New bank facility reduces automotive cash required to support the shutdown periods A portion of existing cash reserves to be deployed to address longer-term liabilities (pension and healthcare funding, and debt retirement)

AUTOMOTIVE BALANCE SHEET -- IMPROVEMENTS Long- Term VEBA Contributions $ 2.0 $ 0 $ 1.5 Pension Fund Contributions U.S. $ 2.0 $ 0 Non-U.S. 0.8 1.5 Subtotal $ 2.8 $1.5 Changes in Debt U.S. Senior Retirements $ 0.9 $1.0 Subordinated Retirements 0 0.7 Retail Issuance (0.7) 0 Non-U.S. (0.2) 0.2 Subtotal $ 0 * $1.9 Total $ 4.8 $3.4 * Excludes increases in debt related to adoption of FIN46 in 2003 (TOPrS I $0.7 billion; TOPrS II $5.2 billion; other subsidiaries $0.8 billion) 2003 (Bils.) First Half 2004 (Bils.) Planned Second Half 2004 (Bils.) Specific Actions To Be Determined About $2 billion

FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 2004 Equity 13 14 12.7 12 11 Term Debt/Other 132 129 134 122 114 Securitization 34 36 30 25 26 ABS CP 12 17 15 16 19 Commercial Paper 16 8 6 8 8 Overborrow -3 -7 -16 -8 -9 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $197 $175 $25 $129 $123 $14 $12 Year End 2002 Year End 2003 Forecast YE 2004 $17 $36 Funding of Managed Receivables (Billions) Securitized Funding as Percentage of Managed Receivables 27% 25% 24% 25% - 30% June 30, 2004 $15 $30 $134 $13 Term Asset-Backed Securities Term Debt and Other $16 Cash and Cash Equivalents $9 $8 $6 $7 $16 $182 ~ $170 $24-28 $110-116 $11-12 $8-10 $8-10 $18-20 $8

Debt Institutional $ 11 $ 15 $ 3 - 4 $2 $ 1 - 2 Retail 3 4 4 - 5 3 1 - 2 Total Debt $ 14 $ 19 $ 7 - 9 $5 $ 2 - 4 Securitization* 17 11 6 - 10 3 3 - 7 Total $ 31 $ 30 $ 13 - 19 $8 $ 5 - 11 FORD CREDIT PUBLIC TERM FUNDING PLAN 2002 Actual (Bils.) Transaction Type * Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings Actual (Bils.) 2003 Actual First Half (Bils.) Full Year Forecast (Bils.) Remaining (Bils.) 2004 Memo: Prior Forecast $16 - 22

Renewed bank lines for an additional year $800 million decrease is explained by ~ $1 billion in new credit lines offset by $1.7 billion in terminated or reduced lines by year end Majority of commitments remain five-year evergreen facilities Maintained no rating triggers, MAC clause or financial covenants Bank-sponsored conduit capacity of $11.8 billion; $8.1 billion unused as of June 30 (not shown). 7/1/2003 7/1/2004 Non-global 2.3 2.1 Ford 6.8 6.7 FCE Bank 3.2 2.7 Ford Credit 3.3 3.9 Asset-Backed CP 18.6 17.9 BACK-UP CREDIT FACILITIES REMAIN STRONG Dec. 31, 2003 Projected Dec. 31, 2004 Billions * Ford lines may be used by Ford Credit and/or FCE at Ford's option ** Excludes Ford Automotive non-global credit facilities of $0.2 billion and $0.3 billion at year-end 2003 and 2004 respectively $32.3 ABCP Lines (FCAR & Motown) $33.1 Ford * FCE Bank Global Lines Ford Credit Non-global Lines**

Unsecured CP Bank Lines FCAR Motown Conduits Total Back-up liquidity 8 1.1 9.2 7 25.3 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.3 1.1 17.5 0.4 8.1 8.8 49.2 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Lines Conduits Equivalents Utilization of Liquidity Unsecured Bank FCAR Motown Total CP Lines Notes Liquidity exceeds utilization by $23.9 billion Motown Notes can be increased by an additional $1.5 billion with existing credit lines Billions at June 30, 2004 Billions at June 30, 2004 Committed Credit Facilities = $32.3 Billion** * * Includes $6.7 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Projected 2004 year end *** Supported by a bank liquidity facility equal to at least 100% or 5% of the principal amount of FCAR and Motown Notes respectively $49.2 *** ***

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 62 72 92 116 138 Liabilities 24 29 47 73 117 LIQUIDITY PROFILE OF FORD CREDIT'S BALANCE SHEET Cumulative Maturities - As of June 30, 2004 -- (Billions) U.S., Europe, and Canada only Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value

SECOND QUARTER 2004 SUMMARY Ford Earnings per share of $0.61 from continuing operations, excluding special items, and net income of $0.57 per share Continued strong automotive liquidity Successfully completed shutdown period financing Ford Credit Record earnings Credit losses down Lease business improving Managed leverage at 12.7 to 1, continue to target 13-14 to 1 range Strong liquidity, with ample access to unsecured and asset-backed funding sources

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

APPENDIX

CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profit $1,165 $1,253 Impact on Income from assumed conversion of convertible preferred securities 48 48 Income for diluted EPS $1,213 $1,301 Denominator Average shares outstanding 1,831 1,831 Net issuable / (returnable) shares, primarily stock options 13 13 Convertible preferred securities 282 282 Average shares for diluted EPS 2,126 2,126 Diluted EPS $0.57 $0.61 Cont. Ops. -- Excl. Special Items (Mils.) Second Quarter 2004 - Appendix page 1 -

SECOND QUARTER INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME After-Tax Profits (Mils.) Second Quarter 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See appendix for calculation ** Less than $0.01 Income from Continuing Operations Excluding Special Items $ 1,642 $1,253 $ 0.61 $ 1.57 Special Items - European Restructuring $ (20) $ (13) $ 0 $(0.01) - Fuel Cell Technology Restructuring (120) (78) (0.04) (0.04) - Disposition of Non-Core Businesses - - - 0 Income from Continuing Operations $1,502 $1,162 $ 0.57 $ 1.52 Discontinued Operations - 3 0 (0.01) Net Income $1,502 $1,165 $ 0.57 $ 1.51 Pre-Tax Profits (Mils.) Memo: 1st Half Earnings Per Share - Appendix page 2 - **

FIRST HALF INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME After-Tax Profits (Mils.) First Half 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See appendix for calculation ** Less than $0.01 Income from Continuing Operations Excluding Special Items $ 4,543 $3,236 $ 1.57 Special Items - European Restructuring $ (49) $ (32) $(0.01) - Fuel Cell Technology Restructuring (120) (78) (0.04) - Disposition of Non-Core Businesses 17 11 0 ** Income from Continuing Operations $4,391 $3,137 $ 1.52 Discontinued Operations - (20) (0.01) Net Income $4,391 $3,117 $ 1.51 Pre-Tax Profits (Mils.) - Appendix page 3 -

2003 - 2004 SECOND QUARTER PRE-TAX RESULTS North America $ 445 $ 335 $ -- $(120) $ 445 $ 455 South America (69) 22 -- -- (69) 22 Total Americas $ 376 $ 357 $ -- $(120) $ 376 $ 477 Europe $(525) $ 191 $ -- $ (20) $(525) $ 211 P.A.G. 166 (362) -- -- 166 (362) Total Europe / P.A.G. $(359) $ (171) $ -- $ (20) $(359) $ (151) Asia Pacific and Africa $ (28) $ (5) $ -- $ -- $ (28) $ (5) Mazda & Assoc. Operations 45 60 -- -- 45 60 Total AP and Africa / Mazda $ 17 $ 55 $ -- $ -- $ 17 $ 55 Other Automotive (31) (298) -- -- (31) (298) Total Automotive $ 3 $ (57) $ -- $(140) $ 3 $ 83 Financial Services 715 1,559 -- -- 715 1,559 Total Company $ 718 $1,502 $ -- $(140) $ 718 $1,642 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) - Appendix page 4 -

2004 SECOND QUARTER AUTOMOTIVE CASH* 2nd Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets June 30, 2004 $26.8 $26.8 March 31, 2004 / December 31, 2003 26.5 25.9 Change in Gross Cash $ 0.3 $ 0.9 Operating-Related Cash Flow Automotive Pre-Tax Profits** $ 0.1 $1.9 Capital Spending (1.4) (2.6) Depreciation and Amortization 1.6 3.2 Changes in Receivables, Inventory, and Trade Payables (1.4) (1.0) Other -- Primarily Expense and Payment Timing Differences 1.2 0.9 Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ 0.1 $ 2.4 Pension Contributions (0.3) (1.5) Tax Refunds 0 0 Total Automotive Operating-Related Cash Flow $(0.2) $ 0.9 Other Cash Flow Capital Transactions w / Financial Services Sector 1.0 1.9 Divestitures 0.1 0.4 Dividend to Shareholders (0.2) (0.4) All Other -- Primarily Change in Automotive Debt (0.4) (1.9) Total Change in Gross Cash $ 0.3 $ 0.9 * See appendix for reconciliation to GAAP ** Excluding special items, see appendix for reconciliation to GAAP 1st Half (Bils.) - Appendix page 5 -

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.4 $ 5.9 $ 0.5 $ 7.5 Marketable Securities 10.8 11.6 0.8 15.0 Loaned Securities 5.7 5.3 (0.4) 4.6 Total Cash / Market. Sec. $21.9 $22.8 $ 0.9 $27.1 Short-Term VEBA 4.0 4.0 0 1.6 Gross Cash $25.9 $26.8 $ 0.9 $28.7 June 30, 2004 B / (W) Dec. 31 2003 (Bils.) June 30 2004 (Bils.) Dec. 31 2003 (Bils.) Memo: June 30 2003 (Bils.) - Appendix page 6 -

AUTOMOTIVE OPERATING-RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities Trading* $ 2.6 $ 1.0 $ 3.6 Items Included in Operating-Related Cash Flow Capital Expenditures $ (1.2) $ (1.4) $ (2.6) Net Transactions Between Automotive and Financial Services Sectors** (0.1) 0.6 0.5 Other (0.2) (0.4) (0.6) Total Reconciling Items $ (1.5) $ (1.2) $ (2.7) Automotive Operating-Related Cash Flow $ 1.1 $ (0.2) $ 0.9 1st Qtr. (Bils.) * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow 1st Half (Bils.) 2004 2nd Qtr. (Bils.) - Appendix page 7 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Managed Credit Losses -- credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit. - Appendix page 8 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 9 -

PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2004 (Mils.) Second Quarter 2003 (Mils.) Net Gain on Sales of Receivables $ 51 $ 69 Servicing Fees 179 111 Interest Income from Retained Securities 197 166 Excess Spread and Other 245 235 Investment and Other Income Related to Sales of Receivables $ 672 $ 581 Less: Whole-loan Income (48) (32) Income Related to Off-Balance Sheet Securitizations $ 624 $ 549 Retail Revenue $ 951 $ 663 Wholesale Revenue 297 284 Total Financing Revenue $ 1,248 $ 947 Borrowing Cost (390) (244) Net Financing Margin $ 858 $ 703 Credit Losses (153) (101) Income Before Income Taxes $ 705 $ 602 Recalendarization Impact of Off-Balance Sheet Securitizations $ (81) $ (53) Investment and Other Income Related to Off- Balance Sheet Securitizations Earnings Impact if Reported on Balance Sheet - Appendix page 10 -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $146.2 $138.3 Total Securitized Receivables Outstanding** 56.0 45.8 Retained Interest in Securitized Receivables (14.5) (16.4) Adjustments for Cash and Cash Equivalents (9.7) (8.8) Adjustments for SFAS 133 (6.6) (3.2) Adjusted Debt $171.4 $155.7 Total Stockholder's Equity (incl. minority interest) $12.9 $12.1 Adjustments for SFAS 133 0.4 0.1 Adjusted Equity $13.3 $12.2 Managed Leverage to 1*** 12.9 12.7 Financial Statement Leverage = Total Debt / Equity 11.3 11.4 * Includes $11.3 billion and $9.9 billion in 2003 and 2004 respectively of debt issued by securitization investors which is payable solely out of collections of receivables supporting the securitization and is not the legal obligation of Ford Credit. ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity June 30, 2003 (Bils.) June 30, 2004 (Bils.) Leverage Calculation - Appendix page 11 -

Worldwide Loss-to-receivable Ratio Managed 1.32 1.45 1.85 1.10 1.02 On Balance Sheet* 1.50 1.52 2.04 1.11 1.07 On Balance Sheet Excl. Losses on Reacquired Receivables 1.44 1.40 1.93 1.03 1.03 Ford Credit U.S. Retail and Lease Loss-to-receivable Ratio Managed 1.72 1.86 2.15 1.51 1.16 On Balance Sheet* 1.96 1.91 2.18 1.49 1.21 On Balance Sheet Excl. Losses on Reacquired Receivables 1.84 1.69 1.98 1.34 1.13 LOSS-TO-RECEIVABLE RATIO, EXCLUDING LOSSES ON REACQUIRED RECEIVABLES Q2 (%) Q3 (%) 2003 2004 Q4 (%) Q1 (%) Q2 (%) - Appendix page 12 - * Includes credit losses on reacquired receivables